UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2002

CAPITAL BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-30062	56-2101930
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4901 Glenwood Ave.

Raleigh, North Carolina 27612

(address of principal executive offices)

(919) 645-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

On December 16, 2002, Capital Bank Corporation (the “Company”) filed a Current Report on Form 8-K reporting its acquisition of High Street Corporation (“High Street”). The Company indicated in such report that it would file certain financial information by amendment, as permitted under Form 8-K, Item 7. The purpose of this amendment is to include such financial information.

Item 7 is hereby replaced in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired.

(1)    The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in High Street’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission, and are included as Exhibit 99.01 hereto and incorporated herein by reference.

(2)    The unaudited consolidated condensed financial statements of High Street including High Street’s unaudited consolidated condensed balance sheet at September 30, 2002 and September 30, 2001 and its unaudited consolidated condensed statements of operations and cash flows for the nine months ended September 30, 2002 and September 30, 2001 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in High Street’s Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2002 as filed with the Securities and Exchange Commission, and are included as Exhibit 99.02 hereto and incorporated herein by reference.

(b)    Pro forma financial information.

(1)    The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2001 and the notes thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Exchange Act, in the Joint Proxy Statement/Prospectus which was included in the Company’s Registration Statement on Form S-4 (File No. 333-91950), initially filed with the Securities and Exchange Commission on July 3, 2002, and declared effective on August 7, 2002 (the “Registration Statement”) and are incorporated herein by reference.

(2)    The unaudited pro forma combined condensed statements of operations for the nine month period ended September 30, 2002 are as follows:

CAPITAL BANK CORPORATION AND HIGH STREET CORPORATION COMBINED

Unaudited Proforma Condensed Consolidated Statements of Income

Nine Months Ended September 30, 2002

	Capital Bank Corporation	High Street Corporation	Adjustments		Combined
	(In thousands, except per share data)
Interest income:
Loans and loan fees	$21,663	$5,790			$27,453
Investment securities	4,591	805			5,396
Federal funds and other interest income	305	71			376

Total interest income	26,559	6,666			33,225

Interest expense:
Deposits	9,332	3,175			12,507
Borrowings and repurchase agreements	2,350	396			2,746

Total interest expense	11,682	3,571			15,253

Net interest income	14,877	3,095			17,972
Provision for loan losses	3,790	115	225	(1)	4,130

Net interest income after provision for loan losses	11,087	2,980			14,067
Noninterest income:
Service charges and other fees	1,701	217			1,918
Net gain on sale of securities	761	—			761
Other noninterest income	3,035	478			3,513

Total noninterest income	5,497	695			6,192

Noninterest expenses:
Salaries and employee benefits	6,755	1,794			8,549
Occupancy	1,970	694	14	(2)	2,678
Data processing	686	265			951
Directors fees	199	—			199
Advertising	389	168			557
Amortization of intangibles	493	—	134	(3)	627
Other expenses	2,247	716			2,963

Total noninterest expenses	12,739	3,637	148		16,524

Net income before tax expense	3,845	38	(148)		3,735
Income tax expense (benefit)	1,403	14	(56)		1,361

Net income	$2,442	$24	$(92)		$2,374

Earnings per share—basic	$0.46	$0.02			$0.36

Earnings per share—diluted	$0.44	$0.02			$0.35

Weighted Average Shares:
Basic	5,345,572	1,306,070			6,651,642

Fully Diluted	5,550,744	1,306,070	18,254	(4)	6,875,068

Notes	to financial statements:

(1)	Additional provision in order to conform High Street’s practices to the Company’s methodology
(2)	Additional depreciation of buildings adjusted to fair market value.
(3)	Amortization of deposit premium associated with High Street deposit base.
(4)	Additional shares to record the dilutive effect of High Street’s stock option plans.

(c) EXHIBITS.

The following exhibits are being filed with this report:

Exhibit No.	Description of Exhibit
2.1(1)	Merger Agreement between the Company and High Street dated May 1, 2002.

23.01*	Consent of Whisnant & Company, LLP, Independent Auditors.

99.01*

The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto.

99.02

The unaudited consolidated condensed financial statements of High Street including High Street’s unaudited consolidated condensed balance sheet at September 30, 2002 and September 30, 2001 and its unaudited consolidated condensed statements of operations and cash flows for the nine months ended September 30, 2002 and September 30, 2001 and the notes thereto.

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated May 2, 2002, as filed with the Securities and Exchange Commission.
*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2003

CAPITAL BANK CORPORATION

By:	/s/ JAMES A. BECK
James A. Beck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1(1)	Merger Agreement between the Company and High Street dated May 1, 2002.

23.01*	Consent of Whisnant & Company, LLP, Independent Auditors.

99.01*

The consolidated financial statements of High Street including High Street’s consolidated balance sheet at December 31, 2001 and December 31, 2000, and its consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the years ended December 31, 2001, December 31, 2000 and December 31, 1999 and the notes thereto.

99.02

The unaudited consolidated condensed financial statements of High Street including High Street’s unaudited consolidated condensed balance sheet at September 30, 2002 and September 30, 2001 and its unaudited consolidated condensed statements of operations and cash flows for the nine months ended September 30, 2002 and September 30, 2001 and the notes thereto.

(1)	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated May 2, 2002, as filed with the Securities and Exchange Commission.
*	Previously filed.